MANAGERS AMG FUNDS

ESSEX AGGRESSIVE GROWTH FUND

Supplement dated June 7, 2006 to the

Prospectus and Statement of Additional Information dated October 1, 2005

The following information supplements and supersedes any information to the contrary relating to the Essex Aggressive Growth Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Prospectus and Statement of Additional Information dated October 1, 2005.

Name Change

Effective June 7, 2006, the name of the Fund will change to Essex Growth Fund.

Investor Class Share Conversion

Effective immediately, the Fund’s Investor Class is closed and the Fund will no longer accept investments in Investor Class shares. On or about the close of business on June 30, 2006 (the “Conversion Time”), each Investor Class share of the Fund outstanding at the Conversion Time will automatically convert to a number of full and/or fractional Institutional Class shares of the Fund. Accordingly, current shareholders of Investor Class shares will become shareholders of Institutional Class shares, which bear a lower total annual operating expense ratio than Investor Class shares. Because the conversion will be effected at the relative net asset values of an Investor Class share and an Institutional Class share at the Conversion Time, the value of an Investor Class shareholder’s investment will be same before and after the conversion. The minimum initial and additional investment amounts applicable to Institutional Class shares will be waived for shareholders who hold Investor Class shares at the Conversion Time. For federal tax purposes, no gain or loss will be recognized as a result of this conversion.

If you have any questions regarding the conversion, please call 1-800-835-3879.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE